UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 05, 2025

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7442 S Tucson Way Suite 130
Centennial, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 767-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Information regarding the collateral auction contained in Item 8.01 is incorporated by reference herein.

Item 8.01 Other Events

Nuburu, Inc. (the “Company”) previously announced that its secured lenders established March 5, 2025 as the auction date for the lender’s sale of collateral securing the Company’s repayment obligations to such lenders. The auction was concluded on March 5, 2025, as anticipated, and resulted in the transfer of collateral to an affiliate of the senior secured lenders in exchange for a full discharge and extinguishment of the Company’s junior and senior secured notes.

100% of the Company’s outstanding long-term indebtedness has now been eliminated through a combination of the Company’s conversion of outstanding indebtedness over the course of the last year and the discharge and extinguishment of debt resulting from the lender’s collateral sale.

The Company believes that the intellectual property and key personnel and relationships it retains will be sufficient to allow it to continue to develop and operate within the laser technology field, with focused attention on applications in the defense, semiconductor and industrial manufacturing sectors.

As previously announced, the Company also entered into a commitment letter with Trumar Capital LLC to acquire: (i) a license and development agreement that would allow the Company to expand its existing business within the defense sector; and (ii) a controlling interest in a defense-tech company that specializes in the design, production, and outfitting of a diverse range of vehicles, including industrial and military applications, as well as electronic devices for defense and security, advanced telecommunications, and tracking systems. Effective as of March 11, 2025, the Company has completed the acquisition of the initial 20% interest with respect to this transaction.

The elimination of all long-term indebtedness, the recently announced financing with Indigo Capital, and the expansion of business through recently announced acquisitions are part of the Company’s previously announced Transformation Plan.

Important Information and Where to Find It

This Current Report relates to a proposed transaction and does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Trumar Capital transaction described herein, the Company intends to file relevant materials with the SEC, including a proxy statement. The proxy statement will be sent to all stockholders. Before making any voting or investment decision, stockholders are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Stockholders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC through the website maintained by the SEC at www.sec.gov or by directing a request to the Company.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers, information regarding their interests in the transaction and their ownership of the Company’s securities are, or will be, contained in the Company’s filings with the SEC.

Forward-Looking Statements

This Current Report contains certain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "plan," "seek," "targets," "projects," "could," "would," "continue," "forecast" or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but are not limited to: (1) the ability to meet security exchange listing standards; (2) the impact of the previously announced foreclosure process that is currently underway; (3) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (4) the inability to access sufficient capital to operate; (5) the inability to recognize the anticipated benefits of the initial business combination and the current transaction, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) changes in applicable laws or regulations; (7) adverse impacts of general economic, business, and competitive factors; (8) volatility in the financial system and markets caused by geopolitical and economic factors; and (9) other risks and uncertainties set forth in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 11, 2025	By:	/s/ Alessandro Zamboni
Alessandro Zamboni Executive Chairman